THE GABELLI GROWTH FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 1999


                                      *****

          Morningstar Rating(TM) of The Gabelli Growth Fund was 5 stars overall and for the three-year period ended 3/31/99 among 2947 domestic equity funds, and for the five and ten-year periods ended
        3/31/99 among 1810 and 743 domestic equity funds, respectively.

                                                                       [PHOTO]

                                                                     HOWARD WARD

TO OUR SHAREHOLDERS,

        Welcome to the roaring nineties, where the fastest growing profession is "day trader" and the stock market hits new highs on a weekly basis. It is a world where more people are investing more money in stocks than ever before. The sobering concerns of last fall, when the global financial system was seemingly coming unglued, are a distant memory, if that. This is not your father's stock market. This is a stock market in fast forward. Equity trading desks need airbags. Large cap growth stocks have been exceeding the speed limit since the end of 1994. Annualized returns for this category have averaged roughly 30% during this period. Some of these stocks need to slow down before they hit a wall.

        Fortunately, not all growth stocks are fully priced. However, investor expectations may be more than full. Since most quality growth stocks are not 30% undervalued we doubt we can have another year of 30% type returns. Investment success this year may mean a more modest profit. In a market that has given new meaning to the term "volatility," success may mean holding on to the generous atypical gains of years past. Great companies, such as Microsoft, try to downplay investor expectations. It is time for us to do the same. We have enjoyed the thrill of victory. We will work hard to sidestep the agony of defeat. We hope to give you a positive surprise for the Millennium, but Mr. Market's mood swings are beyond our control.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)



                                                                         Quarter
                                              ------------------------------------------------------

                                                  1st            2nd             3rd             4th                 Year
                                                  ---            ---             ---             ---                 ----
  1999:      Net Asset Value...............     $38.53           --              --              --                   --
             Total Return..................       8.8%           --              --              --                   --
------------------------------------------------------------------------------------------------------------------------------
  1998:      Net Asset Value...............     $32.32         $33.37          $28.54           $35.40              $35.40
             Total Return..................      12.9%           3.2%          14.5)%            30.2%               29.8%
------------------------------------------------------------------------------------------------------------------------------
  1997:      Net Asset Value...............     $24.50         $29.25          $33.41           $28.63              $28.63
             Total Return..................       1.5%          19.4%           14.2%             3.1%               42.6%
------------------------------------------------------------------------------------------------------------------------------
  1996:      Net Asset Value...............     $23.75         $24.34          $25.35           $24.14              $24.14
             Total Return..................       7.2%           2.5%            4.1%             4.4%               19.4%
------------------------------------------------------------------------------------------------------------------------------
  1995:      Net Asset Value...............     $20.86         $22.99          $24.91           $22.16              $22.16
             Total Return..................       6.0%          10.2%            8.4%             4.9%               32.7%
------------------------------------------------------------------------------------------------------------------------------
  1994:      Net Asset Value...............     $21.90         $21.23          $22.58           $19.68              $19.68
             Total Return..................     (5.8)%         (3.1)%            6.4%           (0.5)%              (3.4)%
------------------------------------------------------------------------------------------------------------------------------
  1993:      Net Asset Value...............     $21.71         $21.84          $23.43           $23.26              $23.26
             Total Return..................       0.6%           0.6%            7.3%             2.5%               11.3%
------------------------------------------------------------------------------------------------------------------------------
  1992:      Net Asset Value...............     $20.27         $19.72          $20.50           $21.59              $21.59
             Total Return..................     (4.7)%         (2.7)%            4.0%             8.5%                4.5%
------------------------------------------------------------------------------------------------------------------------------
  1991:      Net Asset Value...............     $18.18         $18.02          $19.51           $21.28              $21.28
             Total Return..................      11.7%         (0.9)%            8.3%            12.0%               34.3%
------------------------------------------------------------------------------------------------------------------------------
  1990:      Net Asset Value...............     $16.74         $17.80          $15.75           $16.27              $16.27
             Total Return..................     (1.9)%           6.3%         (11.5)%             6.2%              (2.0)%
------------------------------------------------------------------------------------------------------------------------------
  1989:      Net Asset Value...............     $13.99         $15.73          $17.46           $17.07              $17.07
             Total Return..................      10.6%          12.4%           11.0%             1.5%               40.1%
------------------------------------------------------------------------------------------------------------------------------
  1988:      Net Asset Value...............     $10.87         $12.40          $12.71           $12.65              $12.65
             Total Return..................      16.1%          14.1%            2.5%             2.5%               39.2%
------------------------------------------------------------------------------------------------------------------------------
  1987:      Net Asset Value...............        --          $10.84          $11.28            $9.51               $9.51
             Total Return..................        --            8.4%(b)         4.1%          (15.7)%              (4.9)%(b)
------------------------------------------------------------------------------------------------------------------------------

Average Annual Returns - March 31, 1999 (a)
-------------------------------------------
1   Year .......................... 25.1%
5   Year .......................... 26.8%
10 Year ........................... 19.6%
Life of Fund (b) .................. 19.8%

                       Dividend History
-----------------------------------------------------------------
Payment (ex) Date        Rate Per Share        Reinvestment Price
-----------------------------------------------------------------
December 28, 1998         $1.745                  $35.15
December 30, 1997         $5.790                  $28.58
December 31, 1996         $2.324                  $24.14
December 29, 1995         $3.960                  $22.16
December 30, 1994         $2.790                  $19.68
December 31, 1993         $0.760                  $23.26
December 31, 1992         $0.646                  $21.59
December 31, 1991         $0.573                  $21.28
December 31, 1990         $0.460                  $16.27
December 29, 1989         $0.654                  $17.07
December 30, 1988         $0.377                  $12.65
January 4, 1988           $0.152                   $9.58


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

INVESTMENT PERFORMANCE

        For the first quarter ended March 31, 1999, The Gabelli Growth Fund's (the "Fund") total return was 8.8%. The Lipper Growth Fund Average and Standard and Poor's ("S&P") 500 Index had total returns of 4.4% and 5.0%, respectively, over the same period. The S&P index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 25.1% over the trailing twelve-month period. The Lipper Growth Fund Average and S&P 500 rose 13.6% and 18.5%, respectively, over the same twelve-month period.

        For the ten-year period ended March 31, 1999, the Fund's total return averaged 19.6% annually versus average annual total returns of 16.3% and 19.0% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through March 31, 1999, the Fund had a cumulative total return of 775.4%, which equates to an average annual total return of 19.8%. Our direct shareholders total 62,699 and net assets are $2.034 billion as of March 31, 1999.

ECONOMIC BACKGROUND

        The stock market's ascent in recent years has been driven by what is now the longest peacetime economic expansion on record. Of course, given current events in Yugoslavia, perhaps the term "peacetime" is no longer appropriate. This is a troubling conflict, if not war, and merits our attention. However, it is unlikely to become an economic event. Therefore, our economy should continue to march forward. We have virtually no inflation, low unemployment and rising profits. Some people even say the Federal budget is balanced. We do not know how long this best of all possible economic environments may last, but it seems to continue with the doggedness of the "Energizer bunny". There is no reason to fear a recession this year. Our expectations for growth in real Gross Domestic Product ("GDP") remain in the 3.0% area. We growth stock investors are hoping for a continuation of this kind of modest growth with no inflation. It is an ideal background for quality growth stocks. Should the economy materially strengthen from here, we would expect large cap growth stocks to underperform more cyclical and smaller cap issues. Strong cyclical profit growth does not usually help the relative performance of large cap growth shares.

        As you know by now, the information technology industry has become an important engine of economic growth, accounting for approximately 40% of all new jobs in the past year. Its impact is greater than Monica, McGwire and Meriwether combined. It even over-shadows Jordan, Gretzky and Elway. At the center of the information revolution is the Internet. As it plays an increasing role in commerce, it is likely to assist the Federal Reserve Board in keeping inflation in check. Most things that can be sold online will be priced like commodities in a farmer's market. The Internet is apt to become a massive auction market for goods and services where prices instantly adjust to changes in supply and demand. All else being equal, consumers will cyber-shop where prices are lowest. This development will be a windfall for consumers and pinch some corporate profit margins. Some of today's brick and mortar distributors are doomed to become tomorrow's day traders. While it is too early to fully understand how the Internet will impact the economy, it will continue to redistribute income to the benefit of the information technology industry, as that industry continues to increase its share of Gross Domestic Product.

THE STOCK MARKET

        As for the stock market, the Internet has captured the fascination of investors like nothing we have seen in the past. As you know, the "Net" has given rise to online investing and day trading. Many of these investors seem to have an affinity for Internet stocks as well. For some, investing has the look and feel of a video game. While we share their enthusiasm for the "Net" as a new mass medium, we find it hard to reconcile some Internet stock prices with underlying business fundamentals. Priceline.com, the discount airline ticket company, is one example. This recent IPO came public at $16 per share and quickly rocketed to $134 per share, giving it a market value of over $17 billion. I suppose it is irrelevant that $17 billion exceeds the combined market capitalizations of Delta Airlines, United Airlines and US Airways. Clearly it does not matter that $17 billion is 485 times the company's revenues last year, which reached $35 million. Profits? Forget it. The company lost $114 million last year. Like I said, investing has become a video game for some.

        What about America Online, or AOL as it is known? Come on Howard, this is a real company. It has earnings. It has been added to the S&P 500 Stock Index. It is a "Blue Chip". Don't you have to own it? Aren't you just mad that you missed it? My first answer is an emphatic no. You don't have to own it. My second answer is an emphatic yes. Of course I am mad I missed it. But that is not the point. If the price made sense we would buy the stock today. The price is full. At a price of $150 per share, AOL sells at roughly 400 times what it will earn this year. That is over six times the earnings multiple of Microsoft, which sells at about 60 times earnings. Microsoft is regarded as a pretty pricey stock but AOL makes it look like a value stock and Microsoft is no value stock. AOL's market cap is roughly $140 billion. Earnings this year will approximate $350 million. For $140 billion, I could buy The Home Depot and Sun Microsystems, two outstanding proven growth companies. Their combined profits this year should be around $3.1 billion, or nearly nine times what AOL should earn. Alternatively, you may choose to diversify your $140 billion by buying Merrill Lynch, CBS, McGraw-Hill, The New York Times, Tiffany's, The Northern Trust Company, Marsh & McLennan and Gannett. Their combined profits this year should approximate $5.1 billion or nearly 15 times what AOL will earn. These are excellent companies and we do own them, at least in part.

        Obviously, we believe valuations matter. We should remember the S&P 500 sells at nearly 26 times this year's earnings, as does IBM. We like IBM and they are showing their best growth in years. At 26 times earnings, it's a "gimme." Unlike the Internet high fliers we do not need to construct a new valuation methodology to justify the stock price. We agree with Professor Jeremy J. Siegel of the Wharton School who reminds us that "eventually the value of all assets must confront the law of economics. This law dictates that the value of any asset must be tied to the future cash returns paid to the owner of the asset." Now maybe, just maybe, AOL is a once in a lifetime stock that will continue to enrich shareholders, regardless of what they pay for it. It could happen. Of course, maybe The New York Rangers will ask me to replace Wayne Gretzky too.

PORTFOLIO HIGHLIGHTS

        Luckily, our anxiety over AOL's price did not preclude us from owning other information highway investment vehicles. Charles Schwab is a stock that we owned which metamorphosed into an Internet stock. As a leader in online trading, our Schwab investment rose over five fold during the past 18 months and 71% in the quarter ended March 31, 1999. Of course, with the stock recently fetching more than 100 times earnings, four times the multiple accorded Merrill Lynch, we felt obligated to sell our stake. We feel the valuation gap between Schwab and Merrill is too great. Schwab has a lead in online trading. Merrill has a lead in assets with over $1.5 trillion in client accounts and $700 billion under management in its asset management arm. Other information highway holdings that did exceptionally well in the first quarter include EMC, the leader in data storage, up 50% and Sun Microsystems, the leader in Internet client servers, up 46%. Microsoft, the most valuable company in the world, in stock market terms, rose 29%. Its market value now exceeds $420 billion, having surpassed General Electric by $55 billion. On the cable front, our investment in MediaOne Group rose 35% after Comcast made a bid to acquire the company. MediaOne's stock has continued to rise through April as AT&T made the company an offer it could not refuse.

        Of course, there have been opportunities to make money outside of the information world as well. Manufacturing is not as sexy but it may not be as volatile either. Our investment in Sundstrand, an aerospace component supplier, rose about 30% after United Technologies made an offer to acquire the company. Other recent 20% plus gainers include Tiffany, Omnicom, Merrill Lynch, Marsh & McLennan, AIG, CBS, Gillette and Clear Channel Communications.

LOOKING AHEAD

        So what do we do now? How do we position the portfolio for the next century? We will continue to try to identify America's greatest established growth companies. We will follow our process of finding companies with distinct competitive advantages that are capable of growing their earnings at double-digit rates over a period of years. Growth stock investing is all about compounding growth rates. We want companies that benefit from secular trends such as the Information Revolution, the Aging of the Population and Globalization. Finally, we want stocks that are priced at levels that make economic sense. We do not know how you pay suppliers and employees with "pageviews," "eyeballs," "hits," and "clicks." If I do not bring home the bacon, in the form of dollars, my golden retriever, Missy, will go hungry.

        Good examples of companies whose stocks meet our criteria are Texas Instruments, for its leading position in digital signal processors, and IBM, for its leading position in computer services. The turnaround of the year has to be AT&T. Do not underestimate the leadership of Michael Armstrong. He is a winner and AT&T is back. We like Warner-Lambert, for its blockbuster drug Lipitor, and Amgen, for its anti-cancer compounds. It should be no surprise that we like the mutual fund business. We have become a nation of budding capitalists. This can only continue to help financial service powerhouses like State Street and Bank of New York. These are just some of the companies that we think will keep our asset values growing in the years ahead.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cisco Systems Inc. (CSCO - $109.5625 - Nasdaq) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and The Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the "Net's" explosive growth. We expect significant growth in earnings to continue over the next few years.

Home Depot Inc. (HD - $62.25 - NYSE) continues to take market share in the home improvement retailing segment, in which it is the leader by a wide margin. HD does not rest on its laurels. The company is set to begin testing a smaller format store known as Villager's Hardware, which will compete with small hardware stores. The company continues to roll out Expo Design Centers and is expanding into institutional facilities maintenance through the purchase of Maintenance Warehouse/America Corp. in 1997. Finally, Home Depot is developing an Internet sales facility that will leverage the company's brand beyond traditional retail outlets.

International Business Machines Corp. (IBM - $177.25 - NYSE) is a leading supplier of hardware, software and outsourcing services for the computer industry. Over 60% of the company's revenues now come from relatively higher margin software and service businesses. IBM is well positioned as an electronic commerce solutions provider, which also provides a platform to cross-sell the company's many products. We expect the company to continue to grow earnings per share going forward.

Lucent Technologies Inc. (LU - $107.75 - NYSE) was formerly the research arm of AT&T and known as Bell Labs. AT&T spun-off Bell Labs in 1996 under the Lucent name. The company is a leader in providing voice networking equipment and is strengthening its data networking prospects with the recent announcement to acquire Ascend Communications. The company is benefiting from the strong growth in network traffic capacity requirements as Lucent is a supplier to most of the major telephone companies.

Marsh & McLennan Companies Inc. (MMC - $74.1875 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect overall growth to continue based on sustained strong results at Putnam, albeit slower than last year, and some modest improvement in the company's traditional insurance brokerage business.

MediaOne Group Inc. (UMG - $63.50 - NYSE) is the third largest owner of cable television systems in the U.S. with substantial non-cable assets as well. Both Comcast and AT&T have made bids for the company and as of this writing the company has accepted the AT&T offer. Clearly, MediaOne's assets are in demand and shareholders are benefiting from the stock's rise.

Mellon Bank Corp. (MEL - $70.375 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow with the divestiture of the company's mortgage and credit card operations. The bank prefers to remain independent but it is an attractive property to asset manager "wannabes" that need scale to boost fee income meaningfully.

Microsoft Corp. (MSFT - $89.625 - Nasdaq) is the world's leading provider of computer software with a dominant position in personal computer operating systems. The company is a leading provider of application software as well, with such popular programs as OFFICE `97 and Microsoft Word.

Northern Trust Corp. (NTRS - $88.8125 - Nasdaq) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc...) and continues to build its fee income in a methodical way. We believe earnings will continue to grow, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the banking sector.

Sun Microsystems Inc. (SUNW - $125.0625 - Nasdaq) is a leading provider of hardware and software for network based distributed computing systems. While most of the company's revenue is derived from UNIX-based workstations and client servers, it is becoming best known for its JAVA operating software. Sun Microsystems has entered into a joint venture with America Online, which provides SUNW with a platform to enhance its presence in electronic commerce. As the top supplier of client server computers to Internet Service Providers, SUNW is a major beneficiary of continued Internet growth.

Texas Instruments Inc. (TXN - $99.25 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones. Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will continue to grow rapidly in the foreseeable future.

Time Warner Inc. (TWX - $71.0625 - NYSE) owns one of the finest collections of media assets in the world. In addition to being the largest operator of cable television systems, the company is a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable networks. Time Warner's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are the best they have been in years with double digit growth in operating cash flow expected to continue for the foreseeable future.

MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

PROPOSALS TO SHAREHOLDERS

        The Fund's Board of Trustees has asked shareholders to consider a proposal to amend the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares, and a proposal to amend the Fund's investment policy with respect to options on securities that it holds or has the right to obtain. We believe that all of these proposals would benefit the shareholders, and we urge you to give them your careful consideration.

        For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Trustees believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

        The second proposal relates to the use of options. If approved, the Fund would be allowed to sell "covered" call options and to purchase put options in securities, currencies or other assets owned by the Fund. Among other benefits, this should enable the Fund to generate additional premium income which would serve to enhance the Fund's total return and to protect against any anticipated declines in the value of its assets.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

        We are hopeful that the positive background for quality growth stocks will continue. As change occurs, as it must, we will do our best to adapt and succeed in this challenging, competitive and sometimes crazy stock market that so many of us have come to love.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                             Sincerely,


                                             /s/ HOWARD F. WARD, CFA

                                             HOWARD F. WARD, CFA
                                             Portfolio Manager

April 30, 1999

                                TOP TEN HOLDINGS
                                 MARCH 31, 1999

     Home Depot Inc.                    MediaOne Group Inc.
     Cisco Systems Inc.                 Mellon Bank Corp.
     IBM Corp.                          Sun Microsystems Inc.
     Marsh & McLennan Companies         Time Warner Inc.
     Northern Trust Corp.               Texas Instruments Inc.






NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MARKET
  SHARES                                                    VALUE
  ------                                                    ------
              COMMON STOCKS--97.8%
              BROADCASTING--6.9%
    950,600   CBS Corp.+..............................  $   38,915,187
    725,000   Chancellor Media Corp.+.................      34,165,625
    866,600   Clear Channel Communications Inc.+......      58,116,362
    365,000   Infinity Broadcasting Corp.+............       9,398,750
                                                        --------------
                                                           140,595,924
                                                        --------------
              BUSINESS SERVICES--5.5%
    810,000   Automatic Data Processing Inc. .........      33,513,750
    220,000   Ceridian Corp. .........................       8,043,750
    519,050   Interpublic Group of Companies Inc......      40,421,019
    312,000   Omnicom Group Inc. .....................      24,940,500
     95,000   Young & Rubicam Inc. ...................       3,871,250
                                                        --------------
                                                           110,790,269
                                                        --------------
              CABLE--3.3%
  1,040,000   MediaOne Group Inc.+....................      66,040,000
                                                        --------------
              COMMUNICATIONS EQUIPMENT--5.1%
    770,750   Cisco Systems Inc.+.....................      84,445,295
    180,000   Lucent Technologies Inc.................      19,395,000
                                                        --------------
                                                           103,840,295
                                                        --------------
              COMPUTER HARDWARE--8.4%
    650,000   Dell Computer Corp.+....................      26,568,750
    455,000   International Business Machines Corp....      80,648,750
    515,000   Sun Microsystems Inc.+..................      64,407,188
                                                        --------------
                                                           171,624,688
                                                        --------------
              COMPUTER SOFTWARE AND SERVICES--10.3%
    690,600   Computer Sciences Corp.+................      38,112,488
    150,000   Electronic Data Systems Corp............       7,303,125
    480,000   EMC Corp.+..............................      61,320,000
    660,000   Microsoft Corp.+........................      59,152,500
    610,000   Oracle Corp.+...........................      16,088,750
    692,000   SunGard Data Systems Inc.+..............      27,680,000
                                                        --------------
                                                           209,656,863
                                                        --------------
              CONSUMER PRODUCTS--2.1%
    209,800   Gillette Co.............................      12,469,988
    145,000   Procter & Gamble Co.....................      14,200,938
    571,000   Ralston Purina Group....................      15,238,563
                                                        --------------
                                                            41,909,489
                                                        --------------
              DIVERSIFIED INDUSTRIAL--1.4%
    265,000   General Electric Co.....................      29,315,624
                                                        --------------
              ELECTRONICS--5.2%
    375,000   Intel Corp..............................      44,671,875
    625,000   Texas Instruments Inc. .................      62,031,250
                                                        --------------
                                                           106,703,125
                                                        --------------
              ENTERTAINMENT--3.7%
    378,000   Disney (Walt) Co........................      11,765,250
    885,000   Time Warner Inc.........................      62,890,313
     10,000   Viacom Inc., CI. B+.....................         839,375
                                                        --------------
                                                            75,494,938
                                                        --------------
              FINANCIAL SERVICES--8.5%
    175,000   American International Group Inc. ......      21,169,687
    954,500   Marsh & McLennan Companies Inc. ........      70,811,969
    435,000   Merrill Lynch & Co. ....................      38,470,313
    200,750   Schwab (Charles) Corp. .................      19,297,094
    653,000   T. Rowe Price Associates Inc. ..........      22,446,875
                                                        --------------
                                                           172,195,938
                                                        --------------

                                                            MARKET
  SHARES                                                    VALUE
  ------                                                    ------
              FINANCIAL SERVICES: BANKS--10.4%
    760,000   Bank of New York Inc. ..................  $   27,312,500
    938,000   Mellon Bank Corp. ......................      66,011,750
    770,000   Northern Trust Corp. ...................      68,385,625
    609,400   State Street Corp. .....................      50,085,063
                                                        --------------
                                                           211,794,938
                                                        --------------
              FOOD AND BEVERAGE--2.1%
    200,000   Coca-Cola Co. ..........................      12,275,000
    397,000   PepsiCo Inc. ...........................      15,557,438
    553,000   Sysco Corp. ............................      14,550,813
                                                        --------------
                                                            42,383,251
                                                        --------------
              HEALTH CARE--8.8%
    272,000   Abott Laboratories......................      12,733,000
    430,000   Baxter International Inc. ..............      28,380,000
    514,000   Bristol-Myers Squibb Co. ...............      33,056,624
    147,000   Johnson & Johnson.......................      13,772,063
    160,000   Lilly (Eli) & Co. ......................      13,580,000
    336,000   Merck & Co. Inc. .......................      26,943,000
    113,000   Pfizer Inc. ............................      15,678,750
    534,000   Warner-Lambert Co. .....................      35,344,125
                                                        --------------
                                                           179,487,562
                                                        --------------
              PUBLISHING--5.2%
    640,000   Gannett Co. Inc. .......................      40,320,000
    434,000   McGraw-Hill Companies Inc. .............      23,653,000
    878,000   New York Times Co., CI. A...............      25,023,000
    255,000   Tribune Co. ............................      16,686,563
                                                        --------------
                                                           105,682,563
                                                        --------------
              RETAIL--10.9%
  1,417,718   Home Depot Inc. ........................      88,252,946
    904,000   Lowe's Companies Inc. ..................      54,692,000
    517,100   Tiffany & Co. ..........................      38,653,225
    440,000   Wal-Mart Stores Inc. ...................      40,562,500
                                                        --------------
                                                           222,160,671
                                                        --------------
              TOTAL COMMON STOCKS.....................   1,989,676,138
                                                        --------------
 PRINCIPAL
  AMOUNT
-----------
              U.S. GOVERNMENT OBLIGATIONS--1.7%
$35,146,000   U.S. Treasury Bills, 4.46% to 4.94% ++,
               due 04/08/99 to 05/06/99...............      35,064,160
                                                        --------------

              TOTAL INVESTMENTS--99.5%................  $2,024,740,298

              OTHER ASSETS AND LIABILITIES
               (NET)--0.5%............................       9,652,997
                                                        --------------
              NET ASSETS--100.0%

               (52,803,562 shares outstanding)........  $2,034,393,295
                                                        ==============

              NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER SHARE........................          $38.53
                                                                ======
               For Federal tax purposes:
               Aggregate cost.........................  $1,373,235,183
                                                        ==============
               Gross unrealized appreciation..........  $  659,250,014

               Gross unrealized depreciation..........      (7,744,899)
                                                        --------------
               Net unrealized appreciation              $  651,505,115
                                                        ==============

---------------
 + Non-income producing security.

++ Represents annualized yield at date of purchase.

                            GABELLI FAMILY OF FUNDS


GABELLI ASSET FUND ------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.
(No-load)                          Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI GROWTH FUND ------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(No-Load)                             Portfolio Manager: Howard F. Ward, CFA

GABELLI WESTWOOD EQUITY FUND --------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation.
(No-load)                                    Portfolio Manager: Susan M. Byrne

GABELLI SMALL CAP GROWTH FUND  ------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(No-load)                             Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND  ----------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation.
(No-load)                                   Portfolio Manager: Lynda Calkin, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(No-load)                                 Portfolio Manager:  Patricia Fraze

GABELLI EQUITY INCOME FUND -----------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(No-load)                               Portfolio Manager: Mario J. Gabelli, CFA

GABELLI WESTWOOD BALANCED FUND -------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(No-load)                    Portfolio Managers: Susan M. Byrne & Patricia Fraze

GABELLI WESTWOOD MIGHTY MITES(SM) FUND -----------------------------------------
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (No-Load)
                     Team Managed:  Mario J. Gabelli, CFA, Marc J. Gabelli,
                                    Laura K. Linehan and Walter K. Walsh

GABELLI VALUE FUND -------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:5 1/2%
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI ABC FUND  --------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) Portfolio
Manager: Mario J. Gabelli, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ----------------------------------------

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(No-load)                                   Portfolio Manager: Judith A. Raneri

THE TREASURER'S FUND -----------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-Load)
                                        Portfolio Manager:  Judith A. Raneri

An investment in the above Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GLOBAL SERIES

     GABELLI GLOBAL TELECOMMUNICATIONS FUND
     Seeks to invest in telecommunications companies through-out the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

     GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
     Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load) Portfolio Manager: Hart Woodson

     GABELLI GLOBAL INTERACTIVE COUCH POTATO(R)FUND
     Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.
     (No-load)                        Portfolio Manager: Marc J. Gabelli

     GABELLI GLOBAL OPPORTUNITY FUND
     Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
     (No-load)   Portfolio Managers: Marc J. Gabelli & Caesar Bryan

GABELLI GOLD FUND --------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (No-load)
                                                Portfolio Manager:  Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND ----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (No-load)
                                               Portfolio Manager:  Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
 To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses. Read the prospectus carefully before you invest or send money.

                                  1-800-GABELLI

  (1-800-422-3554) - fax: 1-914-921-5118 - www.gabelli.com - info@gabelli.com
                    One Corporate Center, Rye, New York 10580

        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

             BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Asset Management
  Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.

James P. Conn                   Anthonie C. van Ekris
Former Chief Investment         Managing Director
  Officer
Financial Security Assurance    BALMAC International, Inc.
Holdings Ltd.
John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

              OFFICERS AND PORTFOLIO MANAGERS

Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager

James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom LLP

-----------------------------------------

This report is submitted for the general information of the shareholders of The
Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

---------------------------------------

                                                      [PHOTO]

                                         THE
                                         GABELLI
                                         GROWTH
                                         FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999